EXHIBIT 99.2
LIBERTY MEDIA INTERNATIONAL, INC.
TRANSITIONAL STOCK ADJUSTMENT PLAN
Non-Qualified Stock Option Amendment
Preamble
This Amendment (“Amendment”) is made effective as of December 22, 2005 (the “Effective Date”), by and between Liberty Global, Inc. (“LGI”) and the individual whose name, address and social security number appear on the signature page hereto (“Grantee”).
Original Grant
Grantee was awarded a non-qualified stock option to purchase shares of Series B Common Stock (“LMI Series B Stock”) or, at Grantee’s election, Series A common stock (“LMI Series A Stock” and, together with the LMI Series B Stock, “LMI Stock”) of Liberty Media International, Inc. (“LMI”) under the Liberty Media International, Inc. Transitional Stock Adjustment Plan (the “Plan”). The award was made in furtherance of an adjustment to one of Grantee’s LMC Awards (as defined in the Plan) approved by the Incentive Plan Committee (the “LMC Committee”) of the Board of Directors of Liberty Media Corporation (“LMC”) in connection with the spin-off of LMI from LMC on June 7, 2004 (the “Spin-Off”). In the Spin-Off, the then outstanding LMC Award held by Grantee, which was a stock option exercisable, at Grantee’s election, for shares of either Series B common stock or Series A common stock of LMC (each “LMC Stock”), was divided, without any action on the part of Grantee, into (i) an option to purchase a number of shares of LMI Stock of either series equal to the number of shares of LMC Stock with respect to which the applicable LMC Award was exercisable immediately prior to the record date for the Spin-Off (the “LMI Option”), and (ii) an option (the “LMC Adjusted Award”) to purchase the same number of shares of LMC Stock of either series as the LMC Award prior to the record date for the Spin-Off. The aggregate exercise price of the original LMC Award, which varied depending on the series of LMC Stock with respect to which the LMC Award was exercised, was allocated, by series, between the LMI Option and the LMC Adjusted Award. The LMI Option is governed by the terms of the Plan.
Prior to the Spin-Off, the LMC Committee had determined that a ten-day volume weighted average price (VWAP) for the applicable series of LMI Stock would be used to reflect the market value of such series of LMI Stock following the Spin-Off for purposes of establishing the exercise price of the LMI Option with respect to such series because the LMC Committee had concluded that the respective trading prices of the LMI Series A Stock and LMI Series B Stock immediately after the Spin-Off would not accurately reflect their fair market value. The LMC Committee reserved the right to change the pricing methodology. The first day of regular way trading following the Spin-Off for which last sale prices for the LMI Stock were reported on the Nasdaq National Market was June 8, 2004, in the case of the LMI Series A Stock, and June 9, 2004, in the case of the LMI Series B Stock. The LMC Committee met and priced the LMI Option issued under the Plan on June 18, 2004. The LMC Committee established the exercise prices of the LMI Option at $40.30 per share of LMI Series B Stock and $36.09 per share of LMI

Series A
Stock using the trading prices of the applicable series of LMI Stock on the date of the meeting (the “Values”), based on the Committee’s good faith determination at that time that such prices were a reasonable reflection of the fair market value of the LMI Series B Stock and LMI Series A Stock immediately following the Spin-Off. The ten-day VWAP for the LMI Series B Stock and LMI Series A Stock following the Spin-Off (the “Average Values”) were $40.70 and $36.33, respectively.
LMI Rights Offer
On August 23, 2004, LMI completed a rights offering pursuant to which each stockholder of LMI had the right to purchase .20 shares of the same series of common stock for each share of common stock of LMI of that series owned by such stockholder as of July 26, 2004, the record date and ex-dividend date for the rights offering. In connection with the rights offering, and without any action on the part of Grantee, the respective exercise prices of the LMI Option were adjusted by multiplying the applicable exercise price by .94, and the number of shares of either series of LMI Stock purchasable upon exercise of the LMI Option was increased by dividing the number of such shares by .94.
LGI Business Combination
On June 15, 2005, UnitedGlobalCom, Inc. (“UGC”) and LMI were combined under a new parent company named Liberty Global, Inc. (“LGI”) pursuant to a business combination (the “Business Combination”). As a result of the Business Combination and without any action on the part of the Grantee, the LMI Option was converted into an option (“Option”) with respect to the same number of shares of either LGI’s Series B common stock (“LGI Series B”) or LGI’s Series A common stock (“LGI Series A Stock” and, together with the LGI Series B Stock, “LGI Stock”) as the LMI Option immediately prior to the Business Combination. No other changes were made to the terms of the converted LMI Option.
LGI Stock Dividend
On September 6, 2005, LGI effected a dividend of one share of LGI’s Series C common stock (“LGI Series C Stock”) for each share of LGI Stock outstanding at 5:00 p.m., New York City time, on August 26, 2005 (the “Record Date”). As a result of the dividend and without any action on the part of Grantee, the Option (“Original Option”) was adjusted to represent two Options: an Option with respect to the same number of shares of either LGI Series B Stock or LGI Series A Stock as the Original Option immediately prior to the Record Date (“Series B/A Option”) and an Option with respect to a number of shares of LGI Series C Stock equal to the number of shares of LGI Stock of either series to which the Original Option related immediately prior to the Record Date (“Series C Option”). Alternative exercise prices of the Series C Option were established depending on whether the Series B/A Option was exercised for LGI Series B Stock or LGI Series A Stock. Assuming Grantee were to elect to exercise the Series B/A Option to purchase LGI Series B Stock, then the exercise price per share of LGI Series C Stock purchasable upon exercise of the corresponding Series C Option was set by multiplying the exercise price per share of LGI Series B Stock purchasable upon exercise of the Original Option by .47599 and rounding the resulting number to the nearest whole cent (with any fraction of 1/2 or larger rounded up). The exercise price per share of LGI Series B Stock purchasable upon exercise of the Series B/A Option was set by deducting the exercise price of the corresponding Series C Option from the exercise price for the purchase of LGI Series B Stock pursuant to the Original Option. Assuming Grantee were to elect to exercise the Series B/A Option to purchase LGI Series A Stock, then the exercise price per share of LGI Series C Stock purchasable upon exercise of the corresponding Series C Option was set by multiplying the exercise price per share of LGI Series A Stock purchasable upon exercise of the Original Option by .4863 and rounding the resulting number up to the nearest whole cent (with any fraction of 1/2 or larger rounded up). The exercise price per share of LGI Series A Stock purchasable upon exercise of the Series B/A Option was set by deducting the exercise price of the corresponding Series C Option from the exercise price for the purchase of LGI Series A Stock pursuant to the Original Option.
Current Exercise Prices
After giving effect to the adjustments described above, but before giving effect to this Amendment, (i) the exercise price per share of LGI Series B Stock purchasable upon exercise of the Series B/A Option is $19.85 and the exercise price per share of LGI Series C Stock purchasable upon exercise of the corresponding Series C Option is $18.03 and (ii) the exercise price per share of LGI Series A Stock purchasable upon exercise of the Series B/A Option is $17.42 and the exercise price per share of LGI Series C Stock purchasable upon exercise of the corresponding Series C Option is $16.50.
Section 409A
Section 409A of the Internal Revenue Code of 1986 imposes significant additional taxes on certain forms of deferred compensation. The parties desire to enter into this Amendment as a protective measure in order to avoid the potential application of these additional taxes due to the use of the Values, rather than the originally approved methodology of the Average Values, to ascertain the exercise price per share of LMI Series B Stock originally purchasable upon exercise of the LMI Option following the Spin-Off.
Accordingly, LGI and the Grantee hereby agree as follows:
1. Exercise Prices.
(a)	Portion of Option Exercisable Prior to 2005. The portion of the Series B/A Option and corresponding portion of the Series C Option that became exercisable prior to January 1, 2005 and remain unexercised at the Effective Date (“Pre-2005 Vested B/A Option” and “Pre-2005 Vested C Option”, respectively) will continue to be exercisable, subject to the conditions and in the manner contemplated under the Plan, at (i) if Grantee elects to purchase LGI Series B Stock on exercise of the Pre-2005 Vested B/A Option, $19.85 per share of LGI Series B Stock purchasable and $18.03 per share of LGI Series C Stock for the corresponding portion of the Pre-2005 Vested C Option, in each case subject to future adjustments as provided in the Plan, and (ii) if Grantee elects to purchase LGI Series A Stock on exercise of the Pre-2005 Vested B/A Option, $17.42 per share of LGI Series A Stock and $16.50 per share of LGI Series C Stock for the corresponding portion of the Pre-2005 Vested C Option, in each case subject to future adjustments as provided in the Plan. Because the exercise price of the Pre-2005 Vested C Option varies with the election as to the series of LGI Stock purchasable upon exercise of the Pre-2005 Vested B/A Option, the exercise of the Pre-2005 Vested Series C Option prior to the exercise of the corresponding portion of the Pre-2005 Vested Series B/A Option shall determine whether such corresponding portion of the Pre-2005 Vested Series B/A Option is thereafter exercisable for LGI Series B Stock or LGI Series A Stock and shall be deemed to be an irrevocable election by Grantee as to the applicable series purchasable.

(b)	Portion of Option Exercisable After 2005. Effective as of the Effective Date,
(i)	with respect to the portion of the Series B/A Option then outstanding that first became or becomes exercisable as of a date on or after January 1, 2005 (the “Adjusted Series B/A Option”), the exercise price of the Adjusted Series B/A Option shall be increased to $20.05 per share of LGI Series B Stock (the “Adjusted Series B Exercise Price”) and $17.54 per share of LGI Series A Stock (the “Adjusted Series A Exercise Price”), in each case subject to future adjustments as provided in the Plan; and

(ii)	with respect to the portion of the Series C Option then outstanding that first became or becomes exercisable as of a date on or after January 1, 2005 (the “Adjusted Series C Option”) (x) if Grantee elects to purchase LGI Series B Stock on exercise of the Adjusted Series B/A Option, then the exercise price of the corresponding portion of the Adjusted Series C Option shall be increased to $18.21 per share of LGI Series C Stock (the “Adjusted Series C/B Exercise Price”) and (y) if Grantee elects to purchase LGI Series A Stock on exercise of the Adjusted Series B/A Option, then the exercise price of the corresponding portion of the Adjusted Series C Option shall be increased to $16.61 per share of LGI Series C Stock (the “Adjusted Series C/A Exercise Price”), in each case subject to future adjustments as provided in the Plan; and

(iii)	any exercise of the Adjusted Series C Option prior to the exercise of the corresponding portion of the Adjusted Series B/A Option shall determine whether such corresponding portion of the Adjusted Series B/A Option is thereafter exercisable for LGI Series B Stock or LGI Series A Stock and shall be deemed to be an irrevocable election by Grantee as to the applicable series purchasable.
(c)	Order of Exercise. From and after the Effective Date, all exercises of the Series B/A Option and Series C Option shall be deemed to be an exercise of the Pre-2005 Vested B/A Option and Pre-2005 Vested C Option, respectively, until the same have been exercised in full and then shall be deemed to be an exercise of the Adjusted Series B/A Option or the Adjusted Series C Option, as applicable.

2. Restricted Shares Award.
Pursuant to the Liberty Global, Inc. 2005 Incentive Plan (the “LGI Incentive Plan”), the Compensation Committee of the Board of Directors of LGI (the “LGI Committee”) has approved an award to Grantee upon the Effective Date, in connection with Grantee’s acceptance of this Amendment, of (i) a number of shares of LGI Series A Stock with an aggregate Fair Market Value as of the Effective Date equal to the product of (x) the number of shares of LGI Series A Stock to which the Adjusted Series B/A Option relates as of the Effective Date multiplied by (y) $0.12 and (ii) a number of shares of LGI Series C Stock with an aggregate Fair Market Value as of the Effective Date equal to the product of (x) the number of shares of LGI Series C Stock to which the Adjusted Series C Option relates as of the Effective Date multiplied by (y) $0.11 (collectively, the “Restricted Shares”). The Restricted Shares will be issued as soon as practicable after the Effective Date, but in no event later than December 31, 2005, pursuant to and subject to the terms and conditions of a restricted shares agreement between Grantee and LGI in the form previously adopted by the LGI Committee. Subject to the terms and conditions of such agreement and the LGI Incentive Plan, the Restriction Period (as defined in the LGI Incentive Plan) with respect to the Restricted Shares will expire on the date that the Adjusted Series B/A Option and Adjusted Series C Option vest in full. For purposes of the foregoing “Fair Market Value” shall have the meaning ascribed to such term in the LGI Incentive Plan.
3. Other Terms.
Except as modified pursuant to this Amendment or by the adjustments referred to in the Preamble hereto, the terms of the Series B/A Option and Series C Option shall remain subject in all respects to the terms of the Plan.
4. Grantee Acceptance.
The Grantee will signify acceptance of this Amendment by signing in the space provided at the end hereof and returning a signed copy to LGI.
[Signature Page Follows]

Signature Page to Amendment, effective as of December 22, 2005, to Liberty Global, Inc. Non-Qualified Stock Option granted to Grantee pursuant to Liberty Media International, Inc. Transitional Stock Adjustment Plan.

LIBERTY GLOBAL, INC.

By:

Name:

Title:

GRANTEE:

Signature:

Grantee Name:

Address:

City/State/Country:

Social Security Number:

Series B/A Grant No.:
Series C Grant No.: